Changes in Partnership's Intangible Assets, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Finite-Lived Intangible Assets [Line Items]
Balance, Beginning of Year	$ 217,287	$ 284,384	$ 347,955
Amortization Expense	(40,075)	(67,097)	(74,871)
Acquisitions	23,996	0	11,300
Balance, End of Year	$ 201,208	$ 217,287	$ 284,384